                                                                    EXHIBIT 10.3

              FORM OF SWANSON TRADEMARK LICENSE AGREEMENT (U.S.)
              --------------------------------------------------

     THIS IS A TRADEMARK LICENSE AGREEMENT, dated as of ________, 1998 (this AGREEMENT), by and between CSC Brands, Inc., Campbell Place, Camden, NJ 08103 (LICENSOR) and Vlasic International Brands Inc. (LICENSEE).

                                  Background
                                  ----------

     A. LICENSOR owns and has the right to license the Licensed Marks set forth in Section 1(d) below.

     B. LICENSOR has licensed the Licensed Marks to Campbell Soup Company, which has manufactured, distributed, marketed, advertised, promoted and sold a wide variety of food products, including frozen foods such as dinners, breakfasts, pot pies, sandwiches and the like using the Licensed Marks for many years.

     C. LICENSOR has formed LICENSEE and wishes to grant the perpetual license created hereby to LICENSEE in exchange for the issuance by LICENSEE to LICENSOR of [_____] shares of LICENSEE's capital stock, in a transaction governed by
Section 351 of the Code.

     D. LICENSEE desires to utilize the Licensed Marks in connection with the manufacture, distribution, marketing, advertisement, promotion and sale of the products described in Section 1(e) below.

                                     Terms
                                     -----

     THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained and with the intent to be legally bound, the parties agree as follows:

     SECTION 1.  DEFINITIONS.  For the purpose of this Agreement:

     (a) AFFILIATE means any corporation, partnership or other entity which is owned by or controlled by or is under common ownership or control with a party to this Agreement. Ownership or control for the purpose of this section shall mean ownership of at least fifty percent (50%) of the voting stock or general partnership interest of such corporation, partnership or other entity.

     (b)  CODE means the Internal Revenue Code of 1986, as amended.

     (c)  LICENSE means the license granted hereunder.

     (d) LICENSED MARKS means the names, logos, symbols, designs and/or identifications, which are used in the United States, as set forth on Exhibit "A" attached to this Agreement.

     (e) LICENSED PRODUCTS means frozen foods and beverages of any type except for frozen soup or broth, defined to include European-style soups and broth concentrates or stocks.

     (f)  TERRITORY means the United States of America.

     SECTION 2.  LICENSING RIGHTS.

     (a) Grant of License: In exchange for [_____] shares of LICENSEE's capital stock, LICENSOR hereby grants to LICENSEE the royalty-free, sole and exclusive license to use the Licensed Marks in connection with the manufacture, distribution, marketing, advertising, promotion and sale of Licensed Products in the Territory in jurisdictions where LICENSOR has acquired rights in the Licensed Marks and only to the extent LICENSOR has obtained the rights in the Licensed Marks and only to the extent LICENSOR has obtained the rights to use the Licensed Marks in such product categories. No license is granted hereunder for the use of the Licensed Marks for any purposes other than upon the Licensed Products and in the promotion and advertisement thereof, except that LICENSEE may make reference to the Licensed Marks and/or the "Swanson" name in relation to the identification of business units or manufacturing and sales facilities, provided that such use is always in conjunction with the phrase "frozen foods." Use of the Licensed Marks or the "Swanson" name in this regard shall not include use as a trade name on product labels or in billing, invoicing or other correspondence with customers or vendors and shall also not include use in a way that may cause confusion for customers or vendors.

     (b) LICENSEE shall have the right to sublicense to sublicensees, approved in writing in advance by LICENSOR, such approval not to be unreasonably withheld. Such sublicenses shall be in a commercially reasonable form which is acceptable to LICENSOR, such acceptance not to be unreasonably withheld. A fully executed copy of any sublicense granted by LICENSEE hereunder shall be delivered promptly to the party identified in Section 16 below upon execution. The grant of any such sublicense by LICENSEE shall not relieve LICENSEE of its obligations to LICENSOR under this Agreement.

     (c) From time to time, LICENSOR and LICENSEE may add new trademarks and new trademark registrations to this Agreement. The new trademarks may be either new renderings of existing trademarks or trademarks created by combining some element of a Licensed Mark with new material. The new trademark registrations may cover new trademarks and/or new countries in which the trademarks would be registered. To the extent the description of goods in any application for registration of a new trademark or rendering of existing trademarks is limited to Licensed Products, LICENSEE shall bear the costs of searching for, obtaining and/or renewing any such trademarks.

     (d) To add a new trademark to this Agreement, LICENSEE may at any time submit to LICENSOR a notice requesting an amendment of Exhibit "A" to add (i) a new rendering of a Licensed Mark or (ii) a new Licensed Mark combining some element of an existing Licensed Mark with new material such that the new Licensed Mark is properly a trademark associated with an existing Licensed Mark (hereinafter "2(d) Notice"). Upon receipt of a 2(d) Notice, Exhibit "A" shall be amended in accordance with the terms of the 2(d) Notice unless LICENSOR delivers to LICENSEE, within 30 days of receipt of the 2(d) Notice, written notice of its determination that the requested addition to Exhibit "A" would create a substantial risk that the Licensed Marks would be unenforceable as against third parties, would disparage or would bring the Licensed Marks into disrepute, or would harm the goodwill of the Licensed Marks, and the basis for such determination. The basis for such a determination must be reasonable.

     (e) LICENSOR shall, at LICENSEE's expense, use its best reasonable efforts to file new trademark applications as requested by LICENSEE in respect of any new trademarks as referred to in section 2(d) and any new countries as referred to in section 5 of this Agreement and prosecute all such applications and maintain all resulting registrations for the duration of this Agreement unless LICENSEE agrees in writing that they may lapse.

     SECTION 3.  TERM OF LICENSE.

     The License shall be perpetual unless it is sooner terminated in accordance with any other provision hereof.

     SECTION 4.  APPROVAL.

     (a) LICENSEE shall use the Licensed Marks in the same manner as they were used by LICENSOR immediately before the date of this License and shall obtain the prior written approval of LICENSOR (such approval not to be unreasonably withheld or delayed by more than five (5) working days from receipt of a notice requesting approval) to the visual appearance and labeling of all packaging, advertising materials and promotions bearing the Licensed Marks which it intends to use. The notice which is sent to LICENSOR must specify that LICENSOR must respond within five (5) days or such use is deemed to be approved. If LICENSEE fails to comply with such notice requirement then there shall be no such deemed approval. LICENSOR may withhold its approval only by means of a written description of the reason or reasons why approval has been withheld. Notwithstanding the foregoing, LICENSEE shall not be required to obtain the approval of LICENSOR of non-material changes to labeling, advertising or promotional materials, including but not limited to minor changes in product ingredients, product description or nutrition information. All submissions for approval shall be made to the Trademark Counsel of LICENSOR at the address set forth in Section 16.

     (b) On reasonable request by LICENSOR, LICENSEE agrees to supply LICENSOR, at LICENSOR's expense, samples of Licensed Products offered for sale or otherwise provided to third parties under the Licensed Marks, and samples of the advertising and promotional materials in or on which the Licensed Marks appear. Such requests shall occur no more than once per contract year.

     (c) If LICENSOR finds that any of the Licensed Products bearing or intended to bear the Licensed Marks are not in conformity with any of LICENSEE's obligations under this Section, LICENSOR shall give LICENSEE written notice of such fact setting forth evidence of such lack of conformity. LICENSEE shall have sixty (60) days to cure such lack of conformity. If LICENSEE cannot cure such lack of conformity, LICENSEE undertakes that it will not sell any such nonconforming products under the Licensed Marks without first conforming them to such obligation, or without the prior written consent of LICENSOR; subject to LICENSEE's right to dispute such alleged nonconformity in accordance with
Section 23 hereof.

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     (d)  The parties hereby undertake that:

          (i) Neither party will use the Licensed Marks, or in the case of LICENSOR, related marks, in a manner which causes or is likely to cause harm to the goodwill attached to the Licensed Marks; and

          (ii) Each party will maintain all necessary approvals and licenses in relation to the products on which the Licensed Marks are used as may be required in any jurisdiction.

     SECTION 5.  [INTENTIONALLY OMITTED]

     SECTION 6.  QUALITY CONTROL; RIGHT TO INSPECT.

     (a) LICENSEE shall comply in all material respects with established industry standards, good manufacturing and storage practices, and laws and regulations having application to the production, manufacture, advertisement or sale of Licensed Products, and shall maintain a vigorous quality control and safety assurance program with respect to the Licensed Products (hereinafter LICENSOR'S QUALITY CONTROL STANDARDS). LICENSEE further agrees that the Licensed Products and labeling used in conjunction with such Licensed Products will not at any time be misbranded, adulterated or otherwise unlawful. All Licensed Products manufactured and distributed prior to the date of this Agreement by LICENSOR shall be deemed to conform to the standards set forth in this Section 6 and LICENSEE agrees to continue manufacturing these product lines at comparable or better quality.

     (b) LICENSEE agrees to manufacture any newly developed or newly formulated products bearing the Licensed Marks in accordance with LICENSOR's Quality Control Standards. During the development of such newly developed or newly formulated products, LICENSEE shall submit laboratory samples of such products to LICENSOR from time to time for approval not to be unreasonably withheld in respect of the taste and other physical characteristics (e.g., viscosity, texture, color) of the products as well as their overall character. Such approval shall be in writing and shall be delivered within twenty-one (21) days following receipt.

     (c) LICENSOR shall have the right to conduct, during regular business hours, on three (3) business days notice, an examination of Licensed Products manufactured by LICENSEE at LICENSEE's facilities, or at a third party manufacturer's facilities, to ensure compliance with LICENSOR's Quality Control Standards established in accordance with this Agreement.

     SECTION 7.  PROTECTION OF RIGHTS.

     (a) Goodwill: The parties hereto recognize the great value of the goodwill associated with the Licensed Marks and acknowledge that, subject to the License granted hereunder, all rights therein and goodwill attached thereto belong exclusively to LICENSOR, and that the Licensed Marks have secondary meaning in the minds of the public. The parties agree that they will not, during the term of this Agreement or thereafter, attack each other's respective property rights in and to the Licensed Marks, or attack the validity, legality or enforceability of this Agreement.

     (b) Assistance in Protecting Marks: The parties shall cooperate to the fullest extent

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necessary to assist each other in the protection of their respective property rights with respect to the Licensed Marks against third parties, including, without limitation, executing and delivering any and all documents necessary or desirable in connection with obtaining, defending or maintaining rights in and to the Licensed Marks. The party whose rights are being challenged shall reimburse the other party for any reasonable out-of-pocket costs actually incurred by such other party in providing such cooperation and assistance. LICENSOR shall take all actions reasonably necessary to maintain registrations of the Licensed Marks in full force and effect.

     (c) Ownership of Marks: LICENSEE acknowledges that LICENSOR is the owner of the Licensed Marks, subject to the License granted hereunder. Any intellectual property rights in the Licensed Marks that may accrue to LICENSEE, including those rights in countries not identified in Exhibit A, shall, except as provided in this License, inure to the benefit of LICENSOR and shall be assigned to LICENSOR upon its request. LICENSEE acknowledges that it has received a perpetual license to use the Licensed Marks and that this Agreement does not constitute any form of assignment or transfer of ownership in the Licensed Marks except as provided in this License, or the right to register any trademark(s) similar to the Licensed Marks so as to suggest association with or sponsorship by LICENSOR in the United States or in any other country in the world, or the right to use any trademark or trademarks similar to the Licensed Marks, except as provided in this License. LICENSEE shall take all necessary steps to secure an assignment to LICENSOR of the copyright from a creator of work incorporating the Licensed Marks that is not a work-for-hire.

     (d) Notices, Labeling and Records: In every instance in which any Licensed Mark is used, LICENSEE shall cause to appear on the packaging of each Licensed Product sold, the notice "" "(R)" "(C)" or such other copyright, trademark or service mark notices (including the form, location and content of such notices) as LICENSOR reasonably designates together with the statement "used under license." LICENSEE shall keep appropriate records, and advise LICENSOR, of the date when products approved under the terms of Section 4(a)have been first placed on sale or sold (along with a copy of the invoice) and when promotional or packaging materials have first been used (i) in the case of additions to Exhibit "A" pursuant to Section 2(c) and (ii) in additional countries pursuant to Section 5, all in order to support the efforts of LICENSOR to secure and maintain valid registrations of the Licensed Marks.

     (e) LICENSEE Trade Names and Trademarks: LICENSEE shall not incorporate the Licensed Marks into LICENSEE's corporate or business name or trademark in any manner whatsoever and shall place its trade names and trademarks on Licensed Products only as approved by LICENSOR.

     SECTION 8.  INFRINGEMENTS.

     (a) LICENSOR and LICENSEE shall promptly notify each other of any actual or threatened infringement or dilution of or act of unfair competition with respect to the Licensed Marks in the Territory and shall consult with each other about any material action to be taken. LICENSOR shall use its best reasonable efforts and exercise diligence to successfully prosecute such infringements or acts of unfair competition or dilution. All costs, disbursements and expenses of any actions which LICENSOR prosecutes for the benefit of LICENSEE shall be borne by

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LICENSEE, and all other costs, disbursements and expenses shall be borne by
LICENSOR.

     (b) If LICENSOR elects not to initiate legal action against infringement relating to the Licensed Products, LICENSEE shall have the right at its own expense to take legal action to obtain appropriate relief, and LICENSOR shall be joined as a party in any such action and shall reasonably cooperate with and assist LICENSEE in its prosecution of such action. The costs of such joinder and any assistance by LICENSOR shall be reimbursed by LICENSEE.

     (c) If the parties agree to jointly take action against an infringement, or act of unfair competition or dilution, with respect to the Licensed Marks, the cost of the action and any damages accruing shall be shared equally. If one party takes action against an infringer, it shall be entitled to retain all damages, costs or other compensation it may recover.

     (d) The parties agree to fully cooperate with each other in relation to any legal, administrative or other proceedings relating to the Licensed Marks or Licensed Products and to sign any and all necessary documents as may be necessary to effectuate the purpose of this Agreement.

     SECTION 9.  REPRESENTATIONS AND WARRANTIES.

     (a) Each party represents and warrants that it has the right and authority to enter into and perform this Agreement and to grant the rights and render the performances required under this Agreement. LICENSEE represents and warrants that the shares of its capital stock issued to LICENSOR hereunder are duly authorized and issued, fully paid and non-assessable shares. LICENSEE represents and warrants that all advertising and promotional materials shall comply with all applicable laws, regulations and standards. LICENSOR's approval of such materials is not a representation that LICENSOR believes such materials are sufficient to meet applicable laws, regulations and standards, nor is it a representation that LICENSOR agrees with or supports any claims made by LICENSEE in any advertising materials relating to the Licensed Products. LICENSEE further represents and warrants that all advertising and promotional materials and all graphics used on Licensed Products will not violate the intellectual property rights of any third party.

     (b) Breaches of warranties under this Section 9 trigger the right to indemnification in accordance with Section 10 below. Such breaches shall not form the basis for termination in accordance with Section 13 below.

     SECTION 10. INDEMNIFICATIONS.

     (a) LICENSOR shall be solely responsible for, and shall defend, hold harmless and indemnify LICENSEE, its subsidiaries and each of their respective Affiliates, directors, officers, employees and agents against any claims, demands, causes of action or damages, including reasonable attorneys' fees and expenses (collectively CLAIMS) arising out of: (i) a claim that the use of the Licensed Marks as authorized by this Agreement violates or infringes upon the trademark, copyright or other intellectual property rights of a third party in or to the Licensed Marks, (ii) any defect in a product produced by or under the authority of LICENSOR other than under this Agreement or any packaging or other materials (including advertising materials), or arising from personal injury or damages or loss to property or any infringement of any rights of any

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other person or entity by the manufacture, sale, possession or use of such products or their failure to comply with applicable laws, regulations and standards, or (iii) any breach of any representation, warranty, covenant or agreement made by LICENSOR herein, provided LICENSOR is given prompt written notice of and shall have the option to undertake and conduct the defense of any such Claim. In any instance to which the foregoing indemnities pertain, LICENSEE shall cooperate fully with and assist LICENSOR in all respects in connection with any such defense. LICENSOR shall reimburse LICENSEE for all reasonable out-of-pocket costs actually incurred by LICENSEE in connection with such cooperation and assistance. In any instance to which such indemnities pertain, LICENSOR shall not enter into a settlement of such Claim or admit liability or fault without LICENSEE's prior written approval.

     (b) LICENSEE shall be solely responsible for, and shall defend, hold harmless and indemnify LICENSOR, its subsidiaries and each of their respective Affiliates, directors, officers, employees and agents against Claims arising out of or in connection with: (i) any act or omission of LICENSEE in relation to this License; (ii) any unauthorized use by LICENSEE of the Licensed Marks; (iii) any breach of any representation, warranty, covenant or agreement made by LICENSEE herein; (iv) any defect (whether obvious or hidden and whether or not present in any sample approved by LICENSOR) in the Licensed Products or any packaging or other materials (including advertising materials), or arising from personal injury or damages or loss to property or any infringement of any rights of any other person or entity by the manufacture, sale, possession or use of Licensed Products or their failure to comply with applicable laws, regulations and standards or (v) any Claim that the use of any design or other graphic component of any Licensed Product (other than the Licensed Marks) violates or infringes upon the trademark, copyright or other intellectual property rights (including trade dress) of a third party, provided LICENSEE is given prompt written notice of and shall have the option to undertake and conduct the defense of any such Claim. In any instance to which the foregoing indemnities pertain, LICENSOR shall cooperate fully with and assist LICENSEE in all respects in connection with any such defense. LICENSEE shall reimburse LICENSOR for all reasonable out-of-pocket costs actually incurred by LICENSOR in connection with such cooperation and assistance. In any instance to which such indemnities pertain, LICENSEE shall not enter into a settlement of such Claim or admit liability or fault without LICENSOR's prior written approval.

     (c) Each party hereto shall obtain and maintain, at its sole cost, comprehensive general liability insurance coverage, including, but not limited to, Products Liability, Contractual Liability and Advertising Liability, which policy shall be written for the benefit of such party and which shall name the other party and/or its Affiliates as an additional insured with respect to third party liability. The amount of coverage (which may be comprised of a primary general liability policy and an excess liability policy) shall be a minimum of Two Million U.S. dollars (USD 2,000,000) per occurrence combined single limit and Three Million U.S. dollars (USD 3,000,000) annual general aggregate. The policy and certificate of insurance shall be endorsed to indicate that the acquiring party's insurance is primary and not in excess of or contributory to any other insurance in effect for the other party and all related entities.
Such insurance shall be carried by an insurer authorized to conduct business in the State of New Jersey with a rating by A.M. Best & Co. of at least A- or other rating satisfactory to the party being named as the additional insured. Such insurance policy shall also provide that the party being named as the additional insured receive written notice within thirty (30) days prior to the effective date of the cancellation, non renewal or

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any material change in coverage. Each party (i) shall deliver to the other party a certificate of such insurance evidencing satisfactory coverage prior to or simultaneously with the execution of this Agreement, and (ii) shall not modify such policy so as not to comply with the terms of this section. Such insurance obligations shall not limit either party's indemnity obligations, except to the extent that one party's insurance company actually pays the other party amounts which the insured party would otherwise be obligated to pay the other party.

     SECTION 11. CONFIDENTIALITY.

     The parties expressly acknowledge and agree that all technical and/or commercial information, whether written or oral, furnished by either party (DISCLOSING PARTY) to the other (RECEIVING PARTY) or an officer, director, employee, agent or representative thereof (REPRESENTATIVE) and relating to the formulation, production, marketing, advertising, promotion, distribution or sale of the Licensed Products shall be deemed to be confidential information and shall not be used for its own commercial purposes or disclosed to any third party, but shall be safeguarded and maintained by each Receiving Party and Representative in confidence, provided, however, that this obligation of confidentiality with respect to the confidential information of a Disclosing Party shall not apply to information which (a) is or becomes generally available to the public other than as a result of a disclosure by a Receiving Party or its Representatives; (b) was available to Receiving Party on a non confidential basis prior to its disclosure by Disclosing Party; or (c) becomes available to Receiving Party on a non confidential basis from a person other than Disclosing Party who is not otherwise bound by a confidentiality agreement with Disclosing Party or its Representatives, or is not otherwise prohibited from transmitting the information to Receiving Party.

     SECTION 12. THIRD PARTY MANUFACTURE; COMPLIANCE.

     If LICENSEE desires to have a third party manufacture the Licensed Products, LICENSEE must first notify LICENSOR of the name and address of such third party. LICENSOR shall have the right to withhold approval for such third party manufacturer, such approval not to be unreasonably withheld. If any of LICENSEE's authorized manufacturers use the Licensed Marks for any unauthorized purpose, LICENSEE shall be responsible for, and shall cooperate fully and use its best efforts in stopping such unauthorized use.

     SECTION 13. TERMINATION.

     (a) Without prejudice to any other rights LICENSOR may have pursuant to this Agreement or otherwise, LICENSOR shall have the right to terminate this Agreement at any time if:

          (i) LICENSEE or any guarantor under this Agreement shall be unable to pay its liabilities when due, or shall make any assignment for the benefit of creditors, or under any applicable law admits in writing its inability to meet its obligations when due or commit any other act of bankruptcy, institute voluntary proceedings in bankruptcy or insolvency or permit institution of such proceedings against it.

          (ii) LICENSEE shall fail to perform or shall be in breach of any other material

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term or condition of this Agreement; provided, however, that if such breach can be cured, termination shall take effect sixty (60) days after written notice of such breach is sent by LICENSOR if such breach has not been cured during such sixty (60) day period.

          (iii) LICENSEE shall fail to sell Licensed Products in the Territory for a continuous period of three (3) years.

     (b) LICENSEE shall have the right to terminate this Agreement at any time if:

          (i) LICENSOR or any guarantor under this Agreement shall be unable to pay its liabilities when due, or shall make any assignment for the benefit of creditors, or under any applicable law admits in writing its inability to meet its obligations when due or commit any other act of bankruptcy, institute voluntary proceedings in bankruptcy or insolvency or permit institution of such proceedings against it.

          (ii) LICENSOR shall fail to perform or shall be in breach of any other material term or condition of this Agreement; provided, however, that if such breach can be cured, termination shall take effect sixty (60) days after written notice of such breach is sent by LICENSEE if such breach has not been cured during such sixty (60) day period.

          (iii) In the event the events set out in Section 13(b)(i) or 13(b)(ii) occur, LICENSEE shall have the continued rights as LICENSEE to use the Licensed Marks in connection with Licensed Products in accordance with the terms and conditions set forth hereunder.

     SECTION 14. DISPOSAL OF STOCK.

     After termination of this Agreement, LICENSEE shall have no further right to manufacture, authorize any third party to manufacture, advertise, distribute, sell, promote or otherwise deal in any Licensed Products or use the Licensed Marks except as provided below. For a period of one hundred and eighty (180) days following the effective date of termination of this Agreement, LICENSEE may sell-off and deliver completed Licensed Products which are on hand at the effective date of termination (the SELL-OFF PERIOD); LICENSOR shall have the option to conduct physical inventories before the termination of this Agreement until the end of the Sell-Off Period in order to verify disposal of stock. If LICENSEE refuses to permit such physical inventory, LICENSEE shall forfeit its right to dispose of its inventory. Upon termination of the Agreement or after the Sell-Off Period, as the case may be, all inventory on hand or in process (including all promotional and packaging materials) will either be returned to LICENSOR or destroyed and LICENSEE shall deliver to LICENSOR a certified statement signed by LICENSEE's President or Chief Financial Officer that such materials have been returned to LICENSOR or destroyed.

     SECTION 15. EQUITABLE RELIEF.

     The parties acknowledge that the Licensed Marks possess a special, unique and extraordinary character which makes difficult the assessment of the monetary damage which a party would sustain as a result of the unauthorized use of the Licensed Marks or any challenge to the validity of the Licensed Marks. The parties further acknowledge that: (i) a failure to manufacture, advertise, distribute, sell and promote the Licensed Products in accordance with this

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Agreement, including a failure to satisfy an obligation to maintain and not to detract from the value of the Licensed Marks, (ii) the unauthorized use of the Licensed Marks, (iii) a failure to protect the Licensed Marks and prosecute any action against infringement (or to cooperate in such prosecution), or (iv) failure to reach agreement as to the reasonableness of the consent to assign in accordance with Section 21 below, will cause immediate and irreparable damage to the injured party for which such party would not have an adequate remedy at law. Therefore, the parties agree that, in the event of a breach of this Agreement by a party, in addition to such other legal and equitable rights and remedies as shall be available to the other party, such other party shall be entitled to injunctive and other equitable relief, without the necessity of proving damages or furnishing a bond or other security.

     SECTION 16. NOTICES.

     All notices, requests, claims and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery by hand, by reputable overnight courier service, by facsimile transmission, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 16) listed below:



               If to LICENSOR:    CSC BRANDS, INC.
                                  Campbell Place
                                  Camden, New Jersey 08101
                                  Attn.:  Trademark Counsel
                                  Fax No.  (609) 342-3936

               If to LICENSEE:    VLASIC INTERNATIONAL BRANDS, INC.
                                  Campbell Place
                                  Camden, New Jersey 08101
                                  Attn.:  Trademark Counsel
                                  Fax No.  (609) 342-3936

or to such other address as any party may, from time to time, designate in a written notice given in a like manner. Notice given by hand shall be deemed delivered when received by the recipient. Notice given by mail as set out above shall be deemed delivered five calendar days after the date the same is mailed. Notice given by reputable overnight courier shall be deemed delivered on the next following business day after the same is sent. Notice given by facsimile transmission shall be deemed delivered on the day of transmission provided telephone confirmation of receipt is obtained promptly after completion of transmission

     SECTION 17. NO JOINT VENTURE.

     Nothing herein contained shall be construed to place the parties in the relationship of partners or joint venturers or principal and agent or employer and employee and no party shall have the power to obligate or bind the other party in any manner whatsoever.

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     SECTION 18. ENTIRE AGREEMENT.

     This Agreement constitutes the entire Agreement and understanding between the parties with respect to the subject matter and terminates and supersedes any such prior agreement or understanding, oral or written, between LICENSOR and LICENSEE with respect to the Licensed Marks and/or the Licensed Products. None of the provisions of this Agreement can be waived or modified except in writing signed by both parties. THERE ARE NO REPRESENTATIONS, PROMISES, AGREEMENTS, WARRANTIES, COVENANTS OR UNDERTAKINGS MADE BY LICENSOR OR BY LICENSEE OTHER THAN THOSE EXPRESSLY CONTAINED HEREIN.

     SECTION 19. SEVERABILITY.

     In the event any provision of this Agreement shall for any reason be void or unenforceable by reason of any provision of applicable law, it shall be deleted and the remaining provisions shall continue in full force and effect and be amended to the extent, if at all, necessary to give effect to the intentions of the parties as of the date of this Agreement.

     SECTION 20. TAX CONSISTENCY.

     The parties shall treat the grant of the License in exchange for LICENSEE's capital stock as an exchange of property governed by Section 351 of the Code (and related provisions). No party shall take a position inconsistent with the foregoing on any tax return or in any tax examination, tax administrative proceeding or tax litigation.

     SECTION 21. ASSIGNMENT; CHANGE IN CONTROL.

     This Agreement and any rights granted under this Agreement are personal to LICENSEE and shall not be assigned or encumbered, directly or indirectly, by law or by contract, except to an Affiliate, without LICENSOR's prior written consent, such consent not to be unreasonably withheld. The notice which is sent to LICENSOR must specify that LICENSOR must respond within twenty (20) days or such assignment or encumbrance is deemed to be approved. If LICENSEE fails to comply with such notice requirement then there shall be no such deemed approval. LICENSOR may withhold its approval only by means of a written description of the reason or reasons why approval has been withheld. Any transfer of a controlling interest in LICENSEE or in any party which controls LICENSEE as of the effective date of this Agreement, directly or indirectly, shall be deemed an assignment governed by the preceding sentences. Any nonconsensual assignment or encumbrance of this Agreement by LICENSEE shall be invalid and of no force or effect. Upon any such nonconsensual assignment or encumbrance, this Agreement shall terminate and all rights granted under this Agreement shall immediately revert to LICENSOR.

     SECTION 22. COOPERATION.

     (a) The parties agree to consult with one another in good faith in an effort to resolve any situation arising out of their respective uses of the Licensed Marks where customers or consumers may misdirect communications.

     (b) The parties shall sign all documents and do all things reasonably necessary to effectuate the terms and intent of this Agreement including, but not limited to, cooperating with efforts to register the Licensed Marks anywhere in the world.

     SECTION 23. ARBITRATION OF CERTAIN MATTERS.

     Except as set forth in Section 15 above, any dispute or claim arising out of or related to this Agreement, or the breach, termination or validity thereof, shall be settled by arbitration in accordance with the then current Center for Public Resources/International Trademark Association Rules for Non-Administered Arbitration of Trademark Disputes, by three arbitrators, of whom each party shall appoint one selected from the CPR/INTA Panel of Neutrals in accordance with its process as the first resource for possible arbitrators. If a good faith attempt by the parties to select from this Panel does not result in the selection of an available suitable neutral, the parties will request CPR to further assist in the selection in accordance with its standard selection process using other panels. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. (S)(S) 1 - 16, and judgment upon the award rendered by the Arbitrator(s) may be entered by any court having jurisdiction thereof. The place of arbitration shall be New Jersey.

     SECTION 24. SURVIVAL.

     The provisions of Sections 10, 11 and 14 shall survive the termination of this Agreement.

     SECTION 25. NO WAIVER.

     No waiver by either party of a breach or a default hereunder shall be deemed a waiver by such party of a subsequent breach or default of like or similar nature.

     SECTION 26. CAPTIONS.

     The captions used in connection with the sections of this Agreement are inserted only for the purpose of reference and shall not affect the interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have respectively caused two copies of this Agreement to be executed by a fully authorized officer as of the day and year first above written.


CSC BRANDS, INC.                    VLASIC INTERNATIONAL BRANDS INC.


By:___________________________      By:___________________________

Title:________________________      Title:________________________

                SWANSON TRADEMARK LICENSE AGREEMENT (NON-U.S.)
                ----------------------------------------------

     THIS IS A TRADEMARK LICENSE AGREEMENT, dated as of ________, 1998
(this AGREEMENT), by and between Campbell Soup Company, Campbell Place, Camden, NJ 08103 (LICENSOR) and Vlasic International Brands Inc. (LICENSEE).

                                   Background
                                   ----------

     A. LICENSOR owns and has the right to license the Licensed Marks set forth in Section 1(d) below.

     B. LICENSOR has manufactured, distributed, marketed, advertised, promoted and sold a wide variety of food products, including frozen foods such as dinners, breakfasts, pot pies, sandwiches and the like using the Licensed Marks for many years.

     C. LICENSOR owns all of the outstanding stock of LICENSEE and wishes to grant the perpetual license created hereby to LICENSEE in exchange for the issuance by LICENSEE to LICENSOR of [_____] shares of LICENSEE's capital stock, in a transaction governed by Section 351 of the Code.

     D. LICENSEE desires to utilize the Licensed Marks in connection with the manufacture, distribution, marketing, advertisement, promotion and sale of the products described in Section 1(e) below.

                                     Terms
                                     -----

     THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained and with the intent to be legally bound, the parties agree as follows:

     SECTION 1.  DEFINITIONS.  For the purpose of this Agreement:

     (a) AFFILIATE means any corporation, partnership or other entity which is owned by or controlled by or is under common ownership or control with a party to this Agreement. Ownership or control for the purpose of this section shall mean ownership of at least fifty percent (50%) of the voting stock or general partnership interest of such corporation, partnership or other entity.

     (b)  CODE means the Internal Revenue Code of 1986, as amended.

     (c)  LICENSE means the license granted hereunder.

     (d) LICENSED MARKS means the names, logos, symbols, designs and/or identifications, which are used in the Territory, excluding the United States, as set forth on Exhibit "A" attached to this Agreement.

     (e) LICENSED PRODUCTS means frozen foods and beverages of any type except for frozen soup or broth, defined to include European-style soups and broth concentrates or stocks.

     (f)  TERRITORY means the world, excluding the United States of America.

     SECTION 2.  LICENSING RIGHTS.

     (a) Grant of License: In exchange for [_____] shares of LICENSEE's capital stock, LICENSOR hereby grants to LICENSEE the royalty-free, sole and exclusive license to use the Licensed Marks in connection with the manufacture, distribution, marketing, advertising, promotion and sale of Licensed Products in the Territory in jurisdictions where LICENSOR has acquired rights in the Licensed Marks and only to the extent LICENSOR has obtained the rights in the Licensed Marks and only to the extent LICENSOR has obtained the rights to use the Licensed Marks in such product categories. No license is granted hereunder for the use of the Licensed Marks for any purposes other than upon the Licensed Products and in the promotion and advertisement thereof, except that LICENSEE may make reference to the Licensed Marks and/or the "Swanson" name in relation to the identification of business units or manufacturing and sales facilities, provided that such use is always in conjunction with the phrase "frozen foods." Use of the Licensed Marks or the "Swanson" name in this regard shall not include use as a trade name on product labels or in billing, invoicing or other correspondence with customers or vendors and shall also not include use in a way that may cause confusion for customers or vendors.

     (b) LICENSEE shall have the right to sublicense to sublicensees, approved in writing in advance by LICENSOR, such approval not to be unreasonably withheld. Such sublicenses shall be in a commercially reasonable form which is acceptable to LICENSOR, such acceptance not to be unreasonably withheld. A fully executed copy of any sublicense granted by LICENSEE hereunder shall be delivered promptly to the party identified in Section 16 below upon execution. The grant of any such sublicense by LICENSEE shall not relieve LICENSEE of its obligations to LICENSOR under this Agreement.

     (c) From time to time, LICENSOR and LICENSEE may add new trademarks and new trademark registrations to this Agreement. The new trademarks may be either new renderings of existing trademarks or trademarks created by combining some element of a Licensed Mark with new material. The new trademark registrations may cover new trademarks and/or new countries in which the trademarks would be registered. To the extent the description of goods in any application for registration of a new trademark or rendering of existing trademarks is limited to Licensed Products, LICENSEE shall bear the costs of searching for, obtaining and/or renewing any such trademarks.

     (d) To add a new trademark to this Agreement, LICENSEE may at any time submit to LICENSOR a notice requesting an amendment of Exhibit "A" to add (i) a new rendering of a Licensed Mark or (ii) a new Licensed Mark combining some element of an existing Licensed Mark with new material such that the new Licensed Mark is properly a trademark associated with an existing Licensed Mark (hereinafter "2(d) Notice"). Upon receipt of a 2(d) Notice, Exhibit "A" shall be amended in accordance with the terms of the 2(d) Notice unless LICENSOR delivers to LICENSEE, within 30 days of receipt of the 2(d) Notice, written notice of its determination that the requested addition to Exhibit "A" would create a substantial risk that the Licensed Marks would be unenforceable as against third parties, would disparage or would bring the Licensed Marks into disrepute, or would harm the goodwill of the Licensed Marks, and the basis for such determination. The basis for such a determination must be reasonable.

     (e) LICENSOR shall, at LICENSEE's expense, use its best reasonable efforts to file new trademark applications as requested by LICENSEE in respect of any new trademarks as referred to in section 2(d) and any new countries as referred to in section 5 of this Agreement and prosecute all such applications and maintain all resulting registrations for the duration of this Agreement unless LICENSEE agrees in writing that they may lapse.

     SECTION 3.  TERM OF LICENSE.

     The License shall be perpetual unless it is sooner terminated in accordance with any other provision hereof.

     SECTION 4.  APPROVAL.

     (a) LICENSEE shall use the Licensed Marks in the same manner as they were used by LICENSOR immediately before the date of this License and shall obtain the prior written approval of LICENSOR (such approval not to be unreasonably withheld or delayed by more than five (5) working days from receipt of a notice requesting approval) to the visual appearance and labeling of all packaging, advertising materials and promotions bearing the Licensed Marks which it intends to use. The notice which is sent to LICENSOR must specify that LICENSOR must respond within five (5) days or such use is deemed to be approved. If LICENSEE fails to comply with such notice requirement then there shall be no such deemed approval. LICENSOR may withhold its approval only by means of a written description of the reason or reasons why approval has been withheld. Notwithstanding the foregoing, LICENSEE shall not be required to obtain the approval of LICENSOR of non-material changes to labeling, advertising or promotional materials, including but not limited to minor changes in product ingredients, product description or nutrition information. All submissions for approval shall be made to the Trademark Counsel of LICENSOR at the address set forth in Section 16.

     (b) On reasonable request by LICENSOR, LICENSEE agrees to supply LICENSOR, at LICENSOR's expense, samples of Licensed Products offered for sale or otherwise provided to third parties under the Licensed Marks, and samples of the advertising and promotional materials in or on which the Licensed Marks appear. Such requests shall occur no more than once per contract year.

     (c) If LICENSOR finds that any of the Licensed Products bearing or intended to bear the Licensed Marks are not in conformity with any of LICENSEE's obligations under this Section, LICENSOR shall give LICENSEE written notice of such fact setting forth evidence of such lack of conformity. LICENSEE shall have sixty (60) days to cure such lack of conformity. If LICENSEE cannot cure such lack of conformity, LICENSEE undertakes that it will not sell any such nonconforming products under the Licensed Marks without first conforming them to such obligation, or without the prior written consent of LICENSOR; subject to LICENSEE's right to dispute such alleged nonconformity in accordance with
Section 23 hereof.

     (d)  The parties hereby undertake that:

          (i) Neither party will use the Licensed Marks, or in the case of LICENSOR, related marks, in a manner which causes or is likely to cause harm to the goodwill attached to the Licensed Marks; and

          (ii) Each party will maintain all necessary approvals and licenses in relation to the products on which the Licensed Marks are used as may be required in any jurisdiction.

     SECTION 5.  MARKET EXPANSION.

     The Licensed Marks are not registered in all jurisdictions throughout the world and may not be available for use, and/or registration, in specific jurisdictions. LICENSEE shall notify LICENSOR in the event LICENSEE desires to expand the sale of products bearing the Licensed Marks in countries outside of those identified in Exhibit A. Upon such notice, LICENSOR shall, at LICENSEE's expense, undertake to register some or all of the Licensed Marks in that country or countries.

     SECTION 6.  QUALITY CONTROL; RIGHT TO INSPECT.

     (a) LICENSEE shall comply in all material respects with established industry standards, good manufacturing and storage practices, and laws and regulations having application to the production, manufacture, advertisement or sale of Licensed Products, and shall maintain a vigorous quality control and safety assurance program with respect to the Licensed Products (hereinafter LICENSOR'S QUALITY CONTROL STANDARDS). LICENSEE further agrees that the Licensed Products and labeling used in conjunction with such Licensed Products will not at any time be misbranded, adulterated or otherwise unlawful. All Licensed Products manufactured and distributed prior to the date of this Agreement by LICENSOR shall be deemed to conform to the standards set forth in this Section 6 and LICENSEE agrees to continue manufacturing these product lines at comparable or better quality.

     (b) LICENSEE agrees to manufacture any newly developed or newly formulated products bearing the Licensed Marks in accordance with LICENSOR's Quality Control Standards. During the development of such newly developed or newly formulated products, LICENSEE shall submit laboratory samples of such products to LICENSOR from time to time for approval not to be unreasonably withheld in respect of the taste and other physical characteristics (e.g., viscosity, texture, color) of the products as well as their overall character. Such approval shall be in writing and shall be delivered within twenty-one (21) days following receipt.

     (c) LICENSOR shall have the right to conduct, during regular business hours, on three (3) business days notice, an examination of Licensed Products manufactured by LICENSEE at LICENSEE's facilities, or at a third party manufacturer's facilities, to ensure compliance with LICENSOR's Quality Control Standards established in accordance with this Agreement.

     SECTION 7.  PROTECTION OF RIGHTS.

     (a) Goodwill: The parties hereto recognize the great value of the goodwill associated with the Licensed Marks and acknowledge that, subject to the License granted hereunder, all rights therein and goodwill attached thereto belong exclusively to LICENSOR, and that the Licensed Marks have secondary meaning in the minds of the public. The parties agree that they will not, during the term of this Agreement or thereafter, attack each other's respective property rights in and to the Licensed Marks, or attack the validity, legality or enforceability of this Agreement.

     (b) Assistance in Protecting Marks: The parties shall cooperate to the fullest extent necessary to assist each other in the protection of their respective property rights with respect to the Licensed Marks against third parties, including, without limitation, executing and delivering any and all documents necessary or desirable in connection with obtaining, defending or maintaining rights in and to the Licensed Marks. The party whose rights are being challenged shall reimburse the other party for any reasonable out-of-pocket costs actually incurred by such other party in providing such cooperation and assistance. LICENSOR shall take all actions reasonably necessary to maintain registrations of the Licensed Marks in full force and effect.

     (c) Ownership of Marks: LICENSEE acknowledges that LICENSOR is the owner of the Licensed Marks, subject to the License granted hereunder. Any intellectual property rights in the Licensed Marks that may accrue to LICENSEE, including those rights in countries not identified in Exhibit A, shall, except as provided in this License, inure to the benefit of LICENSOR and shall be assigned to LICENSOR upon its request. LICENSEE acknowledges that it has received a perpetual license to use the Licensed Marks and that this Agreement does not constitute any form of assignment or transfer of ownership in the Licensed Marks except as provided in this License, or the right to register any trademark(s) similar to the Licensed Marks so as to suggest association with or sponsorship by LICENSOR in the United States or in any other country in the world, or the right to use any trademark or trademarks similar to the Licensed Marks, except as provided in this License. LICENSEE shall take all necessary steps to secure an assignment to LICENSOR of the copyright from a creator of work incorporating the Licensed Marks that is not a work-for-hire.

     (d) Notices, Labeling and Records: In every instance in which any Licensed Mark is used, LICENSEE shall cause to appear on the packaging of each Licensed Product sold, the notice "(TM)" "(R)" "(C)" or such other copyright, trademark or service mark notices (including the form, location and content of such notices) as LICENSOR reasonably designates together with the statement "used under license." LICENSEE shall keep appropriate records, and advise LICENSOR, of the date when products approved under the terms of Section 4(a)have been first placed on sale or sold (along with a copy of the invoice) and when promotional or packaging materials have first been used (i) in the case of additions to Exhibit "A" pursuant to Section 2(c) and (ii) in additional countries pursuant to Section 5, all in order to support the efforts of LICENSOR to secure and maintain valid registrations of the Licensed Marks.

     (e) LICENSEE Trade Names and Trademarks: LICENSEE shall not incorporate the Licensed Marks into LICENSEE's corporate or business name or trademark in any manner whatsoever and shall place its trade names and trademarks on Licensed Products only as approved by LICENSOR.

     SECTION 8.  INFRINGEMENTS.

     (a) LICENSOR and LICENSEE shall promptly notify each other of any actual or threatened infringement or dilution of or act of unfair competition with respect to the Licensed Marks in the Territory and shall consult with each other about any material action to be taken. LICENSOR shall use its best reasonable efforts and exercise diligence to successfully prosecute such infringements or acts of unfair competition or dilution. All costs, disbursements and expenses of any actions which LICENSOR prosecutes for the benefit of LICENSEE shall be borne by LICENSEE, and all other costs, disbursements and expenses shall be borne by LICENSOR.

     (b) If LICENSOR elects not to initiate legal action against infringement relating to the Licensed Products, LICENSEE shall have the right at its own expense to take legal action to obtain appropriate relief, and LICENSOR shall be joined as a party in any such action and shall reasonably cooperate with and assist LICENSEE in its prosecution of such action. The costs of such joinder and any assistance by LICENSOR shall be reimbursed by LICENSEE.

     (c) If the parties agree to jointly take action against an infringement, or act of unfair competition or dilution, with respect to the Licensed Marks, the cost of the action and any damages accruing shall be shared equally. If one party takes action against an infringer, it shall be entitled to retain all damages, costs or other compensation it may recover.

     (d) The parties agree to fully cooperate with each other in relation to any legal, administrative or other proceedings relating to the Licensed Marks or Licensed Products and to sign any and all necessary documents as may be necessary to effectuate the purpose of this Agreement.

     SECTION 9.  REPRESENTATIONS AND WARRANTIES.

     (a) Each party represents and warrants that it has the right and authority to enter into and perform this Agreement and to grant the rights and render the performances required under this Agreement. LICENSEE represents and warrants that the shares of its capital stock issued to LICENSOR hereunder are duly authorized and issued, fully paid and non-assessable shares. LICENSEE represents and warrants that all advertising and promotional materials shall comply with all applicable laws, regulations and standards. LICENSOR's approval of such materials is not a representation that LICENSOR believes such materials are sufficient to meet applicable laws, regulations and standards, nor is it a representation that LICENSOR agrees with or supports any claims made by LICENSEE in any advertising materials relating to the Licensed Products. LICENSEE further represents and warrants that all advertising and promotional materials and all graphics used on Licensed Products will not violate the intellectual property rights of any third party.

     (b) Breaches of warranties under this Section 9 trigger the right to indemnification in accordance with Section 10 below. Such breaches shall not form the basis for termination in accordance with Section 13 below.

     SECTION 10. INDEMNIFICATIONS.

     (a) LICENSOR shall be solely responsible for, and shall defend, hold harmless and indemnify LICENSEE, its subsidiaries and each of their respective Affiliates, directors, officers, employees and agents against any claims, demands, causes of action or damages, including reasonable attorneys' fees and expenses (collectively CLAIMS) arising out of: (i) a claim that the use of the Licensed Marks as authorized by this Agreement violates or infringes upon the trademark, copyright or other intellectual property rights of a third party in or to the Licensed Marks, (ii) any defect in a product produced by or under the authority of LICENSOR other than under this Agreement or any packaging or other materials (including advertising materials), or arising from personal injury or damages or loss to property or any infringement of any rights of any other person or entity by the manufacture, sale, possession or use of such products or their failure to comply with applicable laws, regulations and standards, or
(iii) any breach of any representation, warranty, covenant or agreement made by LICENSOR herein, provided LICENSOR is given prompt written notice of and shall have the option to undertake and conduct the defense of any such Claim. In any instance to which the foregoing indemnities pertain, LICENSEE shall cooperate fully with and assist LICENSOR in all respects in connection with any such defense. LICENSOR shall reimburse LICENSEE for all reasonable out-of-pocket costs actually incurred by LICENSEE in connection with such cooperation and assistance. In any instance to which such indemnities pertain, LICENSOR shall not enter into a settlement of such Claim or admit liability or fault without LICENSEE's prior written approval.

     (b) LICENSEE shall be solely responsible for, and shall defend, hold harmless and indemnify LICENSOR, its subsidiaries and each of their respective Affiliates, directors, officers, employees and agents against Claims arising out of or in connection with: (i) any act or omission of LICENSEE in relation to this License; (ii) any unauthorized use by LICENSEE of the Licensed Marks; (iii) any breach of any representation, warranty, covenant or agreement made by LICENSEE herein; (iv) any defect (whether obvious or hidden and whether or not present in any sample approved by LICENSOR) in the Licensed Products or any packaging or other materials (including advertising materials), or arising from personal injury or damages or loss to property or any infringement of any rights of any other person or entity by the manufacture, sale, possession or use of Licensed Products or their failure to comply with applicable laws, regulations and standards or (v) any Claim that the use of any design or other graphic component of any Licensed Product (other than the Licensed Marks) violates or infringes upon the trademark, copyright or other intellectual property rights (including trade dress) of a third party, provided LICENSEE is given prompt written notice of and shall have the option to undertake and conduct the defense of any such Claim. In any instance to which the foregoing indemnities pertain, LICENSOR shall cooperate fully with and assist LICENSEE in all respects in connection with any such defense. LICENSEE shall reimburse LICENSOR for all reasonable out-of-pocket costs actually incurred by LICENSOR in connection with such cooperation and assistance. In any instance to which such indemnities pertain, LICENSEE shall not enter into a settlement of such Claim or admit liability or fault without LICENSOR's prior written approval.

     (c) Each party hereto shall obtain and maintain, at its sole cost, comprehensive general liability insurance coverage, including, but not limited to, Products Liability, Contractual Liability and Advertising Liability, which policy shall be written for the benefit of such party and which shall name the other party and/or its Affiliates as an additional insured with respect to third party liability. The amount of coverage (which may be comprised of a primary general liability policy and an excess liability policy) shall be a minimum of Two Million U.S. dollars (USD 2,000,000) per occurrence combined single limit and Three Million U.S. dollars (USD 3,000,000) annual general aggregate. The policy and certificate of insurance shall be endorsed to indicate that the acquiring party's insurance is primary and not in excess of or contributory to any other insurance in effect for the other party and all related entities. Such insurance shall be carried by an insurer authorized to conduct business in the State of New Jersey with a rating by A.M. Best & Co. of at least A- or other rating satisfactory to the party being named as the additional insured. Such insurance policy shall also provide that the party being named as the additional insured receive written notice within thirty (30) days prior to the effective date of the cancellation, non renewal or any material change in coverage. Each party (i) shall deliver to the other party a certificate of such insurance evidencing satisfactory coverage prior to or simultaneously with the execution of this Agreement, and (ii) shall not modify such policy so as not to comply with the terms of this section. Such insurance obligations shall not limit either party's indemnity obligations, except to the extent that one party's insurance company actually pays the other party amounts which the insured party would otherwise be obligated to pay the other party.

     SECTION 11. CONFIDENTIALITY.

     The parties expressly acknowledge and agree that all technical and/or commercial information, whether written or oral, furnished by either party (DISCLOSING PARTY) to the other (RECEIVING PARTY) or an officer, director, employee, agent or representative thereof (REPRESENTATIVE) and relating to the formulation, production, marketing, advertising, promotion, distribution or sale of the Licensed Products shall be deemed to be confidential information and shall not be used for its own commercial purposes or disclosed to any third party, but shall be safeguarded and maintained by each Receiving Party and Representative in confidence, provided, however, that this obligation of confidentiality with respect to the confidential information of a Disclosing Party shall not apply to information which (a) is or becomes generally available to the public other than as a result of a disclosure by a Receiving Party or its Representatives; (b) was available to Receiving Party on a non confidential basis prior to its disclosure by Disclosing Party; or (c) becomes available to Receiving Party on a non confidential basis from a person other than Disclosing Party who is not otherwise bound by a confidentiality agreement with Disclosing Party or its Representatives, or is not otherwise prohibited from transmitting the information to Receiving Party.

     SECTION 12. THIRD PARTY MANUFACTURE; COMPLIANCE.

     If LICENSEE desires to have a third party manufacture the Licensed Products, LICENSEE must first notify LICENSOR of the name and address of such third party. LICENSOR shall have the right to withhold approval for such third party manufacturer, such approval not to be unreasonably withheld. If any of LICENSEE's authorized manufacturers use the Licensed Marks for any unauthorized purpose, LICENSEE shall be responsible for, and shall cooperate fully and use its best efforts in stopping such unauthorized use.

     SECTION 13. TERMINATION.

     (a) Without prejudice to any other rights LICENSOR may have pursuant to this Agreement or otherwise, LICENSOR shall have the right to terminate this Agreement at any time if:

          (i) LICENSEE or any guarantor under this Agreement shall be unable to pay its liabilities when due, or shall make any assignment for the benefit of creditors, or under any applicable law admits in writing its inability to meet its obligations when due or commit any other act of bankruptcy, institute voluntary proceedings in bankruptcy or insolvency or permit institution of such proceedings against it.

          (ii) LICENSEE shall fail to perform or shall be in breach of any other material term or condition of this Agreement; provided, however, that if such breach can be cured, termination shall take effect sixty (60) days after written notice of such breach is sent by LICENSOR if such breach has not been cured during such sixty (60) day period.

          (iii) LICENSEE shall fail to sell Licensed Products in the Territory for a continuous period of three (3) years.

     (b) LICENSEE shall have the right to terminate this Agreement at any time if:

          (i) LICENSOR or any guarantor under this Agreement shall be unable to pay its liabilities when due, or shall make any assignment for the benefit of creditors, or under any applicable law admits in writing its inability to meet its obligations when due or commit any other act of bankruptcy, institute voluntary proceedings in bankruptcy or insolvency or permit institution of such proceedings against it.

          (ii) LICENSOR shall fail to perform or shall be in breach of any other material term or condition of this Agreement; provided, however, that if such breach can be cured, termination shall take effect sixty (60) days after written notice of such breach is sent by LICENSEE if such breach has not been cured during such sixty (60) day period.

          (iii) In the event the events set out in Section 13(b)(i) or 13(b)(ii) occur, LICENSEE shall have the continued rights as LICENSEE to use the Licensed Marks in connection with Licensed Products in accordance with the terms and conditions set forth hereunder.

     SECTION 14. DISPOSAL OF STOCK.

     After termination of this Agreement, LICENSEE shall have no further right to manufacture, authorize any third party to manufacture, advertise, distribute, sell, promote or otherwise deal in any Licensed Products or use the Licensed Marks except as provided below. For a period of one hundred and eighty (180) days following the effective date of termination of this Agreement, LICENSEE may sell-off and deliver completed Licensed Products which are on hand at the effective date of termination (the SELL-OFF PERIOD); LICENSOR shall have the option to conduct physical inventories before the termination of this Agreement until the end of the Sell-Off Period in order to verify disposal of stock. If LICENSEE refuses to permit such physical inventory,

LICENSEE shall forfeit its right to dispose of its inventory. Upon termination of the Agreement or after the Sell-Off Period, as the case may be, all inventory on hand or in process (including all promotional and packaging materials) will either be returned to LICENSOR or destroyed and LICENSEE shall deliver to LICENSOR a certified statement signed by LICENSEE's President or Chief Financial Officer that such materials have been returned to LICENSOR or destroyed.

     SECTION 15. EQUITABLE RELIEF.

     The parties acknowledge that the Licensed Marks possess a special, unique and extraordinary character which makes difficult the assessment of the monetary damage which a party would sustain as a result of the unauthorized use of the Licensed Marks or any challenge to the validity of the Licensed Marks. The parties further acknowledge that: (i) a failure to manufacture, advertise, distribute, sell and promote the Licensed Products in accordance with this Agreement, including a failure to satisfy an obligation to maintain and not to detract from the value of the Licensed Marks, (ii) the unauthorized use of the Licensed Marks, (iii) a failure to protect the Licensed Marks and prosecute any action against infringement (or to cooperate in such prosecution), or (iv) failure to reach agreement as to the reasonableness of the consent to assign in accordance with Section 21 below, will cause immediate and irreparable damage to the injured party for which such party would not have an adequate remedy at law. Therefore, the parties agree that, in the event of a breach of this Agreement by a party, in addition to such other legal and equitable rights and remedies as shall be available to the other party, such other party shall be entitled to injunctive and other equitable relief, without the necessity of proving damages or furnishing a bond or other security.

     SECTION 16. NOTICES.

     All notices, requests, claims and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery by hand, by reputable overnight courier service, by facsimile transmission, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 16) listed below:


               If to LICENSOR:      CAMPBELL SOUP COMPANY
                                    Campbell Place
                                    Camden, New Jersey 08101
                                    Attn.:  Trademark Counsel
                                    Fax No.  (609) 342-3936

               If to LICENSEE:      VLASIC INTERNATIONAL BRANDS, INC.
                                    Campbell Place
                                    Camden, New Jersey 08101
                                    Attn.:  Trademark Counsel
                                    Fax No.  (609) 342-3936

or to such other address as any party may, from time to time, designate in a written notice given

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

in a like manner. Notice given by hand shall be deemed delivered when received by the recipient. Notice given by mail as set out above shall be deemed delivered five calendar days after the date the same is mailed. Notice given by reputable overnight courier shall be deemed delivered on the next following business day after the same is sent. Notice given by facsimile transmission shall be deemed delivered on the day of transmission provided telephone confirmation of receipt is obtained promptly after completion of transmission

     SECTION 17. NO JOINT VENTURE.

     Nothing herein contained shall be construed to place the parties in the relationship of partners or joint venturers or principal and agent or employer and employee and no party shall have the power to obligate or bind the other party in any manner whatsoever.

     SECTION 18. ENTIRE AGREEMENT.

     This Agreement constitutes the entire Agreement and understanding between the parties with respect to the subject matter and terminates and supersedes any such prior agreement or understanding, oral or written, between LICENSOR and LICENSEE with respect to the Licensed Marks and/or the Licensed Products. None of the provisions of this Agreement can be waived or modified except in writing signed by both parties. THERE ARE NO REPRESENTATIONS, PROMISES, AGREEMENTS, WARRANTIES, COVENANTS OR UNDERTAKINGS MADE BY LICENSOR OR BY LICENSEE OTHER THAN THOSE EXPRESSLY CONTAINED HEREIN.

     SECTION 19. SEVERABILITY.

     In the event any provision of this Agreement shall for any reason be void or unenforceable by reason of any provision of applicable law, it shall be deleted and the remaining provisions shall continue in full force and effect and be amended to the extent, if at all, necessary to give effect to the intentions of the parties as of the date of this Agreement.

     SECTION 20. TAX CONSISTENCY.

     The parties shall treat the grant of the License in exchange for LICENSEE's capital stock as an exchange of property governed by Section 351 of the Code (and related provisions). No party shall take a position inconsistent with the foregoing on any tax return or in any tax examination, tax administrative proceeding or tax litigation.

     SECTION 21. ASSIGNMENT; CHANGE IN CONTROL.

     This Agreement and any rights granted under this Agreement are personal to LICENSEE and shall not be assigned or encumbered, directly or indirectly, by law or by contract, except to an Affiliate, without LICENSOR's prior written consent, such consent not to be unreasonably withheld. The notice which is sent to LICENSOR must specify that LICENSOR must respond within twenty (20) days or such assignment or encumbrance is deemed to be approved. If LICENSEE fails to comply with such notice requirement then there shall be no such deemed approval. LICENSOR may withhold its approval only by means of a written description of the reason or reasons why approval has been withheld. Any transfer of a controlling interest in LICENSEE or in any party which controls LICENSEE as of the effective date of this Agreement, directly or indirectly, shall be deemed an assignment governed by the preceding sentences. Any nonconsensual assignment or encumbrance of this Agreement by LICENSEE shall be invalid and of no force or effect. Upon any such nonconsensual assignment or encumbrance, this Agreement shall terminate and all rights granted under this Agreement shall immediately revert to LICENSOR.

     SECTION 22. COOPERATION.

     (a) The parties agree to consult with one another in good faith in an effort to resolve any situation arising out of their respective uses of the Licensed Marks where customers or consumers may misdirect communications.

     (b) The parties shall sign all documents and do all things reasonably necessary to effectuate the terms and intent of this Agreement including, but not limited to, cooperating with efforts to register the Licensed Marks anywhere in the world.

     SECTION 23. ARBITRATION OF CERTAIN MATTERS.

     Except as set forth in Section 15 above, any dispute or claim arising out of or related to this Agreement, or the breach, termination or validity thereof, shall be settled by arbitration in accordance with the then current Center for Public Resources/International Trademark Association Rules for Non-Administered Arbitration of Trademark Disputes, by three arbitrators, of whom each party shall appoint one selected from the CPR/INTA Panel of Neutrals in accordance with its process as the first resource for possible arbitrators. If a good faith attempt by the parties to select from this Panel does not result in the selection of an available suitable neutral, the parties will request CPR to further assist in the selection in accordance with its standard selection process using other panels. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. (S)(S) 1 - 16, and judgment upon the award rendered by the Arbitrator(s) may be entered by any court having jurisdiction thereof. The place of arbitration shall be New Jersey.

     SECTION 24. SURVIVAL.

     The provisions of Sections 10, 11 and 14 shall survive the termination of this Agreement.

     SECTION 25. NO WAIVER.

     No waiver by either party of a breach or a default hereunder shall be deemed a waiver by such party of a subsequent breach or default of like or similar nature.

     SECTION 26. CAPTIONS.

     The captions used in connection with the sections of this Agreement are inserted only for the purpose of reference and shall not affect the interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have respectively caused two copies of this Agreement to be executed by a fully authorized officer as of the day and year first above written.


CAMPBELL SOUP COMPANY             VLASIC INTERNATIONAL BRANDS INC.


By:___________________________    By:___________________________

Title:________________________    Title:________________________

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